For the fiscal year ended (a) 4/30/99
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

HIGH INCOME SERIES

1.   Name of Issuer
       Long Island Power Authority

2.   Date of Purchase
       5/14/98

3.   Number of Securities Purchased
       15,000

4.   Dollar Amount of Purchase
       $1,484,475

5.   Price Per Unit
       $98.965

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       Salomon Smith Barney
       Merrill Lynch & Co.
       Artemis Capital Group
       Prudential Securities Inc.
       First Albany Corp.
       JP Morgan & Co.
       Morgan Stanley Dean Witter
       Samuel A. Ramirez & Co.
       PaineWebber Inc.
       Bear, Stearns & Co. Inc.
       Lehman Brothers
       William E. Simon & Sons
       M.R. Beal & Company
       A.G. Edwards & Sons
       Lebenthal & Co., Inc.
       Oppenheimer & Co, Inc.
       Advest, Inc.
       Roosevelt & Cross Incorporated
       ABN AMRO Inc.
       J.C. Bradford & Co.
       Key Capital Markets, Inc.
       Fleet Securities
       Dain Rauscher, Inc.
       Raymond James and Associates, Inc.
       David Lerner Associates

For the fiscal year ended (a) 4/30/99
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

HIGH INCOME SERIES

1.   Name of Issuer
       Southeast WI Professional Baseball Park District

2.   Date of Purchase
        9/3/98

3.   Number of Securities Purchased
        25,000

4.   Dollar Amount of Purchase
        $2,707,750

5.   Price Per Unit
        $108.310

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Bear Sterns

7.   Other Members of the Underwriting Syndicate
       Merrill Lynch & Co.
       Prudential Securities Inc.
       Bear, Sterns & Co. Inc.
       Artemis Capital Group, Inc.
       M.R. Beal & Company
       Robert W. Baird & Co.
       Loop Capital Markets
       Siebert Brandford Shank & Co.
For the fiscal year ended (a) 4/30/99
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INSURED SERIES

1.   Name of Issuer
       City and County of Honolulu, Wastewater System
Revenue

2.   Date of Purchase
       12/10/98

3.   Number of Securities Purchased
       14,650

4.   Dollar Amount of Purchase
       $553,331

5.   Price Per Unit
       $37.77

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber

7.   Other Members of the Underwriting Syndicate
       Salomon Smith Barney
       Prudential Securities Inc.
       PaineWebber Inc.
       A.G. Edwards & Sons
       John Nuveen & Co.Inc.
For the fiscal year ended (a) 4/30/99
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INSURED SERIES

1.   Name of Issuer
       City and County of Honolulu, Wastewater System
Revenue

2.   Date of Purchase
       12/10/98

3.   Number of Securities Purchased
       23,050

4.   Dollar Amount of Purchase
       $828,256

5.   Price Per Unit
       $35.933

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber

7.   Other Members of the Underwriting Syndicate
      Salomon Smith Barney
       Prudential Securities Inc.
       PaineWebber Inc.
       A.G. Edwards & Sons
       John Nuveen & Co.Inc.